                                                                   EXHIBIT 10.11



                        ADDENDUM TO NINTENDO CO., LTD.,
                  INTERNATIONAL LICENSE AGREEMENT FOR GAME BOY

         THIS ADDENDUM AGREEMENT ("Addendum") is entered into by and between NINTENDO CO., LTD., a company incorporated in Japan and having its registered office at 60 Fukuine Kamitakamatsu-chu, Higashiyama-ku Kyoto, Japan,
Attention: President (Facsimile No. 075-531-6860) (hereinafter "NINTENDO"), and BLACK PEARL SOFTWARE, a division of T.HQ Inc., having a place of business at 5016 North Parkway Calabasas, Suite 100, Calabasas, California 91302,
Attention: President (Facsimile No: 818-591-1310) (hereinafter "BLACK PEARL").

         1. Recitals. Effective July 19, 1993, NINTENDO and BLACK PEARL's predecessor, Malibu Games Inc., a corporation of New York, entered into a license agreement (the "Agreement") to permit Malibu Games Inc. to develop and distribute video game software for NINTENDO's Game Boy platform in certain countries of the Eastern Hemisphere.

                 1.2 Malibu Games Inc. has changed its name to Black Pearl Software, a division of T.HQ Inc. The parties desire to substitute BLACK PEARL in place of Malibu Games Inc. in the subject Agreement with NINTENDO.

         NOW, THEREFORE, the parties agree as follows:

         2. BLACK PEARL is substituted for Malibu Games Inc. in the Agreement. All other terms and provisions of the Agreement shall remain unchanged.

         IN WITNESS WHEREOF, NINTENDO and BLACK PEARL have entered into this Addendum on the dates set forth below.

NINTENDO CO., LTD.                       BLACK PEARL SOFTWARE,
                                         a division of T.HQ Inc.

By:  [SIG]                               By:  [SIG]
   ------------------------------------      -------------------------------

        DIRECTOR & GENERAL MANAGER OF
Office: INTERNATIONAL BUSINESS DIVISION  Office: Executive Vice President
       --------------------------------          ---------------------------

Date: SEPTEMBER 28, 1995                 Date: 14-9-95
      ----------------------------------       -----------------------------

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                                                                   EXHIBIT 10.11


                        [NINTENDO CO., LTD. LETTERHEAD]



                                                                    July 4, 1996
Mr. Brian J. Farrell/President & CEO
T.HQ, Inc.
5016 N. Parkway Calabasas, Suite 100
Calabasas, California 91302

Re:      Black Pearl Software - Nintendo Co., Ltd.
         International License Agreement for Game Boy

Dear Mr. Farrell,

The Confidential International License Agreement for Game Boy between Black Pearl Software and Nintendo Co., Ltd. is due to expire on July 19, 1996. Because we are currently considering revisions to our form license agreement, we would like to agree to extend your current agreement for an additional three
(3) months under the current terms and conditions. During this time, we plan to complete work on the revised agreement to offer you. If this is acceptable to you, please sign below and return a copy of this letter to me at your earliest convenience.

                                       Very truly yours,

                                       NINTENDO CO., LTD.

                                       by  KIMIO MARIKO
                                          --------------------------------
                                          Kimio Mariko
                                          Director and General Manager
                                          International Business Division



Accepted and agreed to
this 9th day of July, 1996.



By [SIG]
  ---------------------------
As Sr. V-P
  ---------------------------
Company Name: T.HQ, Inc.

                                                                   EXHIBIT 10.11



                        [NINTENDO CO., LTD. LETTERHEAD]


                                                               November 19, 1996

Mr. Brian J. Farrell/President & CEO
T.HQ, Inc.
5016 N. Parkway Calabasas, Suite 100
Calabasas, California 91302

Re:      Black Pearl Software - Nintendo Co., Ltd.
         International License Agreement for Game Boy

Dear Mr. Farrell,

The Confidential International License Agreement for Game Boy between Black Pearl Software and Nintendo Co., Ltd. was extended until October 19, 1996. Because we are currently finding revisions to our form license agreement, we would like to agree to extend your current agreement additionally until March 31, 1997 under the current terms and conditions. During this time, we plan to complete work on the revised agreement to offer you. If this is acceptable to you, please sign below and return a copy of this letter to me at your earliest convenience.

                                       Very truly yours,


                                       NINTENDO CO., LTD.

                                       by   KIMIO MARIKO
                                         ---------------------------------
                                         Kimio Mariko
                                         Director and General Manager
                                         International Business Division




Accepted and agreed to
this 21 day of November, 1996.

By [SIG]
  ---------------------------
As PRESIDENT
  ---------------------------
Company Name: T.HQ
              BLACK PEARL SOFTWARE